RYDEX SERIES FUNDS

                     Supplement dated April 13, 2006 to the
                       Statement of Additional Information
                              Dated August 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

--------------------------------------------------------------------------------

On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that causes certain income from commodity-linked swaps in which the Commodities Fund (the "Fund") invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling limits the extent to which the Fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income.

On April 10, 2006, the Fund received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked structured notes held by the Fund will produce qualifying income for purposes of the mutual fund qualification tests. As a result of the receipt of the private letter ruling, the Fund will shift its primary exposure from commodities swaps to commodity-linked structured notes. Rydex Investments (the "Advisor") believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in these commodities-linked structured notes in lieu of commodity-linked swaps.

UNDER THE HEADING "DIVIDENDS, DISTRIBUTIONS, AND TAXES--SPECIAL TAX CONSIDERATIONS," ON PAGE 112 OF THE SAI, THE SECTION "COMMODITIES FUND" HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING DISCLOSURE:

COMMODITIES FUND. One of the requirements for qualification as a regulated investment company (a "RIC") under Subchapter M of the Code is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). As described in the Prospectuses, the Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes.

The status of the swap contracts and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 which provides that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income after June 30, 2006. The Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in certain commodities-linked structured notes.

If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to diminished investment returns.

--------------------------------------------------------------------------------
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.